Exhibit 99.1

JAG, INC.
(A Wisconsin Corporation)

FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Jag, Inc.
Algoma, Wisconsin

We have audited the accompanying balance sheet of Jag, Inc. (the "Company") as of December 31, 2015, and the related statements of operations and stockholders' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jag, Inc. as of December 31, 2015 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ MaloneBailey, LLP
www.malonebailey.com
Houston, Texas
December 19, 2016

JAG, INC.
(a Wisconsin Corporation)

Balance Sheet

December 31, 2015

ASSETS

Current Assets:
Cash	$40,876
Accounts receivable, net	86,450
Prepaid expense	43,673

Total Current Assets	170,999

Property and Equipment:
Structures and displays	1,270,912
Land,building and improvements	14,950
Vehicles and equipment	539,741
Accumulated depreciation	(1,625,747)

Total Property and Equipment, net	199,856

Total Assets	$370,855

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts payable and accrued expenses	$42,692
Deferred compensation payable	317,756
Deferred revenue	50,433
Note payable, related party	70,000
Current portion of long-term debt, including related party debt of $24,200	94,650

Total Current Liabilities	575,531

Long-term debt, including related party debt of $78,602	285,627

Total Liabilities	861,158

Stockholders' Deficit:
Common stock, no par value, 17,000 shares authorized, 6,220 shares issued and outstanding	18,056
Treasury stock	(232,412)
Accumulated deficit	(275,947)

Total Stockholders' Deficit	(490,303)

Total Liabilities and Stockholders' Deficit	$370,855

The accompanying notes are an integral part of the financial statements.

JAG, INC.
(a Wisconsin Corporation)

Statement of Operations

For the Year Ended December 31, 2015

Revenues:
Billboard rentals	$1,518,693
Service income	152,995

Total Revenues	1,671,688

Costs and Expenses:
Cost of revenues (exclusive of depreciation)	617,252
Salaries, taxes, and benefits	731,276
General and administrative	195,575
Rent, related party	66,000
Depreciation	64,098
Bad debt expense	1,588

Total Costs and Expenses	1,675,789

Net Loss from Operations	(4,101)

Other Income (Expense):
Interest income	586
Interest expense	(16,751)

Net Loss	$(20,266)

The accompanying notes are an integral part of the financial statements.

JAG, INC.
(a Wisconsin Corporation)

Statement of Changes in Stockholders' Deficit

	No. of shares
	Common Stock	Treasury Stock	Common Stock	Treasury Stock	Accumulated Deficit	Total

Balance,
January 1, 2015	6,220	3,880	$18,056	$(232,412)	$(247,594)	$(461,950)

Net loss	-	-	-	-	(20,266)	(20,266)
Dividends paid	-	-	-	-	(8,087)	(8,087)

Balance,
December 31, 2015	6,220	3,880	$18,056	$(232,412)	$(275,947)	$(490,303)

The accompanying notes are an integral part of the financial statements.

JAG, INC.
(a Wisconsin Corporation)

Statement of Cash Flows

For the Year Ended December 31, 2015

Cash Flows from Operating Activities:
Net Loss	$(20,266)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation	64,098
Bad debts	1,588
Changes in operating assets and liabilities:
Accounts receivable	(35,314)
Prepaid expense	(10,274)
Accounts payable and accrued expenses	(60,979)
Deferred compensation payable	41,571
Deferred revenue	(3,902)

Net Cash Used in Operating Activities	(23,478)

Cash Flows From Investing Activities:
Purchases of structures and displays	(45,211)
Leasehold improvements	(999)
Purchases of vehicles and equipment	(2,266)

Net Cash Used in Investing Activities	(48,476)

Cash Flows from Financing Activities:
Proceeds from notes payable	318,180
Payments on notes payable	(274,695)
Payments on note payable, related party	(23,340)
Dividends paid	(8,087)

Net Cash Provided in Financing Activities	12,058

Net Decrease in Cash	(59,896)

Cash, Beginning of Year	100,772

Cash, End of Year	$40,876

Interest Paid in Cash	$16,751

Income Taxes Paid in Cash	$-

The accompanying notes are an integral part of the financial statements.

JAG, INC.
(a Wisconsin Corporation)
Notes to Financial Statements
For the Year Ended December 31, 2015

NOTE 1.  ORGANIZATION AND BACKGROUND

The accompanying financial statements have been prepared in connection with Jag, Inc.'s sale of outdoor advertising assets to Link Media Wisconsin ("LMW"), a wholly-owned subsidiary of Boston Omaha Corporation, and to comply with the rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion by Boston Omaha Corporation in its current report on Form 8-K/A.

Jag, Inc. was organized on June 12, 1959.  The Company's operations include the ownership and leasing of billboards and directional signs in multiple counties in Wisconsin.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Concentrations

All of the Company's operations are located in Wisconsin.

For the year ended December 31, 2015, 57% of the Company's loans were from one bank.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are recorded at the invoiced amount, net of advertising agency commissions, sales discounts, and allowances for doubtful accounts.  The Company evaluates the collectability of its accounts receivable based on its knowledge of its customers and historical experience of bad debts.  In circumstances where the Company is aware of a specific customer's inability to meet its financial obligations, it records a specific allowance to reduce the amounts recorded to what it believes will be collected.  For all other customers, the Company recognizes reserves for bad debt based upon historical experience of bad debts as a percentage of revenue, adjusted for relative improvement or deterioration in its agings and changes in current economic conditions.  As of December 31, 2015, the allowance for doubtful accounts was zero.

Property and Equipment

Property and equipment are carried at cost.  Depreciation and amortization are provided principally on the straight-line method over the estimated useful lives of the assets, which range from five to fifteen years as follows:

Building and leasehold improvements	7 to 15 years
Billboard structures and displays	5 to 15 years
Equipment	5 to 7 years
Vehicles	5 years

Maintenance and repair costs are charged against income as incurred.  Significant improvements or betterments are capitalized and depreciated over the estimated life of the asset.

JAG, INC.
(a Wisconsin Corporation)
Notes to Financial Statements
For the Year Ended December 31, 2015

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Land Leases

Most of the advertising structures are located on leased land.  Land leases related to the structures are typically paid in advance for periods ranging from one to twelve months.  The lease contracts include those with fixed payments and those with escalating payments.  Some of the lease contracts contain a base rent payment plus an additional amount up to a particular percentage of net revenue.  In months in which the net revenue does not support a percentage payment, a stated minimum monthly payment is required.  Prepaid land leases are recorded as assets and expensed ratably over the related term and rent payments in arrears are recorded as an accrued liability.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

The more significant areas requiring the use of management estimates relate to useful lives for depreciation.  Accordingly, actual results could differ from those estimates.

Revenue Recognition

The Company generates revenue from outdoor advertising through the leasing of billboards and directional signs.  The terms of the operating leases range from less than one month to one year and are generally billed monthly.  Revenue for advertising space rental is recognized ratably over the term of the contract.  Advertising revenue is reported net of agency commissions.  Agency commissions are calculated based on a stated percentage applied to gross billing revenue for operations.  Payments received in advance of being earned are recorded as deferred income.

There were no advertising agency commissions for the year ended December 31, 2015.

Income Taxes

The Company elected Subchapter S status on July 7, 1959.  Taxable income or losses of the Company are passed through to the Company's stockholders, in accordance with each stockholder's percentage of ownership, for inclusion in each individual stockholder's income tax return.

The Company has no tax positions at December 31, 2015 for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Tax years 2013 through 2015 are open to examination by the Internal Revenue Service.

JAG, INC.
(a Wisconsin Corporation)
Notes to Financial Statements
For the Year Ended December 31, 2015

NOTE 3.  NOTE PAYABLE, RELATED PARTY

As of December 31, 2015, note payable, related party consists of a note in the principal amount of $70,000 payable to an entity related to the controlling stockholder.  The note is non-interest bearing, unsecured, and due on demand.

NOTE 4.  LONG-TERM DEBT

For the year ended December 31, 2015, long-term debt consists of the following:

Installment note payable, due in monthly installments
of $565 including interest, due January, 2016;
secured by a vehicle with a carrying value of $607.	$348

Installment note payable to a bank, due in monthly
installments of $530, bearing interest at 4.40% per annum,
due November, 2017; secured by a vehicle with a carrying
value of $11,385.	11,677

Installment note payable to a bank, due in monthly
installments of $262, bearing interest at 6.74% per annum,
due during 2018; secured by a vehicle with a carrying value
of $10,231.	8,193

Note payable to a former stockholder, due in monthly
installments of $2,263, bearing interest at 3.25% per annum,
due December, 2019; unsecured.	102,802

Line of credit payable to a bank, bearing interest
at 4.99% per annum and secured by all of Company's assets,
assignment of rents from the sign locations,
and guaranteed by an entiity related to the Company.	24,969

Installment note payable to a bank, due in monthly
installments of $6,000, bearing interest at 4.99% per annum, due July, 2019; secured by all of the Company's assets,
assignment of rents from the sign locations,
and guaranteed by an entiity related to the Company.	232,288

380,277

Less current portion	(94,650)

Total	$285,627

JAG, INC.
(a Wisconsin Corporation)
Notes to Financial Statements
For the Year Ended December 31, 2015

NOTE 4.  LONG-TERM DEBT (Continued)

Maturities of long-term debt are as follows:

2016	$94,650
2017	123,550
2018	96,677
2019	65,400

$380,277

NOTE 5. COMMON STOCK

The Company is authorized to issue 17,000 shares of common stock, of which 2,000 shares are voting shares.  As of December 31, 2015, 6,220 shares of the Company's common stock were issued and outstanding.

NOTE 6.  FUTURE MINIMUM LEASE PAYMENTS

The Company has leases for three hundred, twenty billboard locations.  The leases are non-cancelable operating leases having remaining terms ranging from month-to-month to two hundred ninety-six months.  Ground rents for the year ended December 31, 2015 were $326,172.  No contingent rents were included in ground rents for the year ended December 31, 2015.

Future minimum rents are as follows:

2016	$319,215
2017	205,229
2018	172,277
2019	148,359
2020	129,693
Thereafter	504,942

$1,479,715

NOTE 7.  FAIR VALUE

The Company's financial instruments consist of cash, trade receivables and payables, a note payable and long-term debt, including the current portion.  The carrying values of cash, trade receivables and payables, and the short-term note approximate their fair values.

The carrying value of notes payable approximates their fair values based on the current rates offered by financial institutions for notes of the same remaining maturity.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between independent and knowledgeable parties who are willing and able to transact for an asset or liability at the measurement date.

JAG, INC.
(a Wisconsin Corporation)
Notes to Financial Statements
For the Year Ended December 31, 2015

NOTE 8.  RELATED PARTIES

At December 31, 2015, the Company was indebted on notes payable in the aggregate amount of $172,802, to entities related to the controlling stockholder.  During 2015 $23,340 in principal and $3,816 in interest was paid to the related parties.  (See Notes 3 and 4.)

As of December 31, 2015, the Company paid $8,067 in dividends.

Additionally, the Company leases office space for $5,500 per month, from an entity related to its controlling stockholder.  Rent paid by the Company was $66,000 for the year ended December 31, 2015.

NOTE 9.  LIQUIDITY

As of December 31, 2015, the Company has an accumulated deficit of approximately $276,000.  The controlling stockholder has advanced funds to the Company in the form of deferred compensation in the cumulative amount of $317,756 to fund operations.  The controlling stockholder has the ability and intent to fund the Company's operations and debt service, as needed.  Additionally, management believes that billboard revenues will increase in the coming year.

On February 16, 2016, the Company sold substantially all of its assets for a gross sales price of $6,954,246. (See Note 11.)

NOTE 10.  CONTINGENCIES

The Company is a guarantor on three notes payable by entities related to the controlling stockholder of the Company.  All of the notes are payable to one bank.  The debts were incurred between September, 2014 and June, 2015.  The original amount of the debts was $556,590.  The notes mature between December, 2016 and June, 2020.  The notes are secured by all of the Company's assets, including the contract rights of payments from the sign locations.  The notes are not recorded on the Company's books and were not in default as of December 31, 2015.  The notes were paid in full on February 17, 2016.

NOTE 11.  SUBSEQUENT EVENTS

On February 16, 2016, the Company sold 422 billboard displays, directional signs, equipment, and related assets to Link Media Wisconsin ("LMW") for a gross sales price of $6,954,246 of which $687,500 was escrowed.  The sales price is subject to certain post-closing adjustments.

On February 16, 2016 LMW executed a twelve month lease agreement for office space from the entity related to the seller. (See Note 8.)

On February 17, 2016, the Company's notes payable to a financial institution, whose principal amounts totaled $265,632, were paid in full.  On the same date, notes totaling $515,002 on which the Company was a guarantor, were also paid in full.